Harland Clarke Holdings Corp. Q3 2013 Supplemental Financial Information November 8, 2013

Harland Clarke Holdings Corp. Adjusted Revenue and EBITDA Summary 1 Unaudited ($ in millions) Note: • Reconciliations to Adjusted Revenues and Adjusted EBITDA are included in the appendix • Although the acquisition of Faneuil by the Company closed on March 19, 2012, the Company has included Faneuil’s operations in its consolidated results for the entire first quarter of 2012 as required by GAAP since Faneuil and the Company were under common control during the pre-acquisition period. Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Adjusted Revenues Harland Clarke segment 280.1$ 295.9$ 843.0$ 850.3$ Scantron segment 30.2 34.7 94.5 95.2 Faneuil segment 42.1 42.8 120.1 123.1 Eliminations (0.6) (0.8) (1.7) (2.2) Total 351.8$ 372.6$ 1,055.9$ 1,066.4$ Adjusted EBITDA Harland Clarke segment 93.0$ 90.5$ 256.5$ 271.2$ Scantron segment 7.1 4.9 8.7 10.7 Faneuil segment 8.5 7.7 21.8 20.2 Corporate (3.6) (4.8) (11.0) (12.6) Total 105.0$ 98.3$ 276.0$ 289.5$ Less: Impact from GlobalScholar / Spectrum K12 (2.9) (3.2) (14.0) (11.2) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 107.9$ 101.5$ 290.0$ 300.7$

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Harland Clarke Holdings Corp. Adjusted Revenue and EBITDA Reconciliations 3 Unaudited ($ in millions) Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Revenues 357.9$ 377.8$ 1,069.1$ 1,084.6$ Impact of acquisition accounting adjustments (6.1) (5.2) (13.2) (18.2) Total 351.8$ 372.6$ 1,055.9$ 1,066.4$ Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Net (loss) income from Continuing Ops (24.7)$ 7.6$ (50.3)$ (28.1)$ Interest expense, net 56.1 53.3 165.3 164.8 (Benefit) provision for income taxes (15.9) 3.4 (31.4) (19.2) Depreciation and amortization 44.4 38.6 131.6 115.3 EBITDA 59.9 102.9 215.2 232.8 Adjustments: Restructuring costs 11.6 1.6 16.2 14.9 Asset impairment charges 0.7 0.2 0.7 1.1 Loss on early extinguishment of debt 34.2 - 34.2 61.0 Impact of acquisition accounting adjustments (6.9) (6.7) (3.9) (20.8) Transaction related expenses 1.2 1.5 2.8 3.6 Customer billings in excess of (deficit to) recognized revenues 4.1 (6.6) 10.3 (9.8) nusual legal expenses 0.2 3.7 0.5 4.2 Loss from equity method investment - 0.1 - 0.5 Non-cash costs from discontinued products - 1.6 - 2.0 Adjusted EBITDA 105.0$ 98.3$ 276.0$ 289.5$ Less: Impact from GlobalScholar / Spectrum K12 (2.9) (3.2) (14.0) (11.2) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 107.9$ 101.5$ 290.0$ 300.7$

Harland Clarke Segment Adjusted Revenue and EBITDA Reconciliations 4 Unaudited ($ in millions) Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Revenues 286.7$ 303.8$ 866.4$ 874.7$ Impact of acquisition accounting adjustments (6.6) (7.9) (23.4) (24.4) Total 280.1$ 295.9$ 843.0$ 850.3$ Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Operating income 56.6$ 62.5$ 151.8$ 192.7$ Depreciation and amortization 37.2 31.3 110.5 92.5 EBITDA 93.8 93.8 262.3 285.2 Adjustments: Restructuring costs 6.4 1.9 9.1 7.9 Asset impairment charges 0.2 - 0.2 0.2 Impact of acquisition accounting adjustments (7.4) (8.0) (15.1) (24.9) Unusual legal expenses - 2.8 - 2.8 Adjusted EBITDA 93.0$ 90.5$ 256.5$ 271.2$

Scantron Segment Adjusted Revenue and EBITDA Reconciliations 5 Unaudited ($ in millions) Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Revenues 30.2$ 32.1$ 89.0$ 89.2$ Impact of acquisition accounting adjustments - 2.6 5.5 6.0 Total 30.2$ 34.7$ 94.5$ 95.2$ Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Operating (loss) income (5.2)$ 4.0$ (26.0)$ (8.1)$ Depreciation and amortization 4.3 4.8 13.1 15.2 EBITDA (0.9) 8.8 (12.9) 7.1 Adjustments: Restructuring costs 3.7 (0.3) 5.3 6.6 Asset impairment charges - 0.2 - 0.9 Impact of acquisition accounting adjustments - 1.2 5.8 3.9 Transaction related expenses 0.2 - 0.2 - Customer billings in excess of (deficit to) recognized revenues 4.1 (6.6) 10.3 (9.8) Non-cash costs from discontinued products - 1.6 - 2.0 Adjusted EBITDA 7.1$ 4.9$ 8.7$ 10.7$ Less: Impact from GlobalScholar / Spectrum K12 (2.9) (3.2) (14.0) (11.2) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 10.0$ 8.1$ 22.7$ 21.9$

Faneuil Segment Adjusted Revenue and EBITDA Reconciliations 6 Note: • Although the acquisition of Faneuil by the Company closed on March 19, 2012, the Company has included Faneuil’s operations in its consolidated results for the entire first quarter of 2012 as required by GAAP since Faneuil and the Company were under common control during the pre-acquisition period. Unaudited ($ in millions) Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Revenues 41.6$ 42.7$ 115.4$ 122.9$ Impact of acquisition accounting adjustments 0.5 0.1 4.7 0.2 Total 42.1$ 42.8$ 120.1$ 123.1$ Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Operating income 2.9$ 5.1$ 5.6$ 12.0$ D preciation and amortization 2.9 2.5 8.0 7.6 EBITDA 5.8 7.6 13.6 19.6 Adjustments: Restructuring costs 1.5 - 1.8 0.4 Asset impairment charges 0.5 - 0.5 - Impact of acquisition accounting adjustments 0.5 0.1 5.4 0.2 Unusual legal expenses 0.2 - 0.5 - Adjusted EBITDA 8.5$ 7.7$ 21.8$ 20.2$

Corporate Adjusted EBITDA Reconciliation 7 Unaudited ($ in millions) Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Eliminations (0.6)$ (0.8)$ (1.7)$ (2.2)$ Impact of acquisition accounting adjustments - - - - Total (0.6)$ (0.8)$ (1.7)$ (2.2)$ Q3 2012 Q3 2013 2012 Q3 YTD 2013 Q3 YTD Operating loss (4.6)$ (7.2)$ (13.4)$ (17.6)$ Depreciation and amortization - - - - Other expense - - (0.2) - EBITDA (4.6) (7.2) (13.6) (17.6) Adjustments: Transaction related expenses 1.0 1.5 2.6 3.6 Unusual legal costs - 0.9 - 1.4 Adjusted EBITDA (3.6)$ (4.8)$ (11.0)$ (12.6)$

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